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                                                                    EXHIBIT 21.1
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Subsidiaries of the Company (including indirectly owned subsidiaries)

Name                                             State of Incorporation/Formation
----                                             --------------------------------

BLC Property, Inc.                                            Delaware

        Brookdale Living Communities of                       Delaware
         Arizona, Inc.

        Brookdale Living Communities of                       Delaware
         Illinois, Inc.

        Brookdale Living Communities of                       Delaware
         New York, Inc.

        Brookdale Living Communities of                       Delaware
         Washington, Inc.


Brookdale Holdings, Inc.                                      Delaware

Brookdale Living Communities of                               Delaware
Delaware, Inc.

Brookdale Living Communities of                               Delaware
Illinois-II, Inc.

Brookdale Living Communities of                               Delaware
Michigan, Inc.

Brookdale Living Communities of                               Delaware
Minnesota, Inc.

Brookdale Living Communities of                               Delaware
Minnesota-II, Inc.

Brookdale Living Communities of                               Delaware
Texas, Inc.

Brookdale Living Communities of                               Delaware
Texas-II, Inc.

Brookdale Living Communities of                               Delaware
Connecticut, Inc.

River Oaks Partners                                           Illinois

Ponds of Pembroke Limited Partnership                         Illinois

BLC of Texas-II, L.P.                                         Delaware

Brookdale Living Communities of Florida, Inc.                 Delaware

Brookdale Living Communities of California, Inc.              Delaware

Brookdale Living Communities of North Carolina, Inc.          Delaware

Brookdale Living Communities of New Jersey, Inc.              Delaware


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